1)        Name and jurisdiction of organization of each constituent entity (NRS 92A.200).

☐        If there are more than four merging entities, check box and attach an 8 1/2" by 11" blank sheet containing the required information for each additional entity from article one.

First Colombia Gold Corp.
Name of merging entity

Nevada                                                                                                Corporation
Jurisdiction                                                                                       Entity type*

Name of merging entity

Jurisdiction                                                                                         Entity type*

Name of merging entity

Jurisdiction                                                                                          Entity type*

Name of merging entity

Jurisdiction                                                                                          Entity type*

and,

Amazon Goldsands Ltd.
Name of merging entity

Nevada                                                                                                  Corporation
Jurisdiction                                                                                           Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 1
Revised:  10-25-10

2)      Forwarding address where copies of process may be sent by the Secretary of State of Nevada
         (if foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)       (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
☒    The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)        Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity)

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four):

          a.       Owner's approval was not required from

First Colombia Gold Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Amazon Goldsands Ltd.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 2
Revised:  10-25-10

b.            The plan was approved by the required consent of the owners of*:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 3
Revised:  10-25-10

c.        Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 4
Revised:  10-25-10

5)           Amendments, if any, to the articles or certificate of the surviving entity.
               Provide article numbers, if available. (NRS 92A.200)*:

Article I is hereby amended in its entirety to read:

Article I:  Name

"The name of the corporation is First Colombia Gold Corp.

6)                Location of Plan of Merger (check a or b):

☐ (a)    The entire plan of merger is attached;

or,

☒ (b)     The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)                Effective date (optional)**:

*    Amended and restated articles may be attached as an exhibit or integrated into the articles of merger.  Please entitle them "Restated" or "Amended and Restated," accordingly.  The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles.  Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**  A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 5
Revised:  10-25-10

8)            Signatures - Must be signed by:  An officer of each Nevada corporation; All general partners of each Nevada limited partnership;
                All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*.

☐      If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight):

First Colombia Gold Corp.
Name of merging entity

X  Norman Bracht
Signature                                                                                  Title:                                                                        Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

and,

Amazon Goldsands Ltd.
Name of merging entity
X
Signature                                                                                  Title:                                                                         Date:

*   The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230).
     Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 6
Revised:  10-25-10

8)            Signatures - Must be signed by:  An officer of each Nevada corporation; All general partners of each Nevada limited partnership;
                All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*.

☐      If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight):

First Colombia Gold Corp.
Name of merging entity

X
Signature                                                                                  Title:                                                                       Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

Name of merging entity

X
Signature                                                                                  Title:                                                                         Date:

and,

Amazon Goldsands Ltd.
Name of merging entity

X   Tony Langford
Signature                                                                                  Title:  Secretary and Treasurer                           Date:

*   The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230).
     Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.
Nevada Secretary of State 92A Page 6
Revised:  10-25-10